UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2015

INNOVATION ECONOMY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

27-3865577

(IRS Employer Identification No.)

1650 Spruce Street, Suite 500

Riverside, CA 92507

 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (951) 824-8669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 27, 2015, Innovation Economy Corporation (“ieCrowdTM”) issued a press release announcing its plans to extend the closing date of the initial public offering that it is currently conducting (its “IPO”) from October 30, 2015 to November 30, 2015. In due course, ieCrowd will be filing an amendment to its IPO registration statement (which contains its IPO prospectus) with the Securities and Exchange Commission (the “SEC”) in order to effectuate the extension. ieCrowd also expects to make additional changes when it amends its IPO prospectus, and will be distributing the amended prospectus to prospective investors once the SEC declares the amendment effective.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated October 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATION ECONOMY CORPORATION

Date: October 27, 2015	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer and Chairman